SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2012

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 330-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Xcel Energy Inc. (the Company) held its 2012 annual meeting of shareholders on May 16, 2012. At the meeting, shareholders:

•	elected all 11 directors nominated by the Board of Directors;
•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012;
•	approved an amendment to eliminate cumulative voting in the election of directors;
•	approved other stylistic, clarifying and conforming amendments to, and the restatement of, the Company’s Amended and Restated Articles of Incorporation;
•	approved, on an advisory basis, the Company’s executive compensation as set forth in the 2012 proxy statement; and
•	did not approve a shareholder proposal presented at the meeting on the separation of the role of Chairman and Chief Executive Officer.

Set forth below are the final voting results for each of the proposals.

Proposal 1 — Election of Directors

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Gail Koziara Boudreaux	328,817,833	5,012,537	1,763,285	74,499,939
Fredric W. Corrigan	326,312,568	7,475,975	1,805,112	74,499,939
Richard K. Davis	329,418,246	4,342,204	1,833,205	74,499,939
Benjamin G.S. Fowke III	324,438,275	9,150,319	2,005,061	74,499,939
Albert F. Moreno	327,009,797	6,746,768	1,837,090	74,499,939
Christopher J. Policinski	326,574,436	7,217,855	1,801,364	74,499,939
A. Patricia Sampson	323,726,486	10,052,204	1,814,965	74,499,939
James J. Sheppard	329,926,958	3,843,801	1,822,896	74,499,939
David A. Westerlund	326,668,069	7,065,145	1,860,441	74,499,939
Kim Williams	329,623,932	4,159,514	1,810,209	74,499,939
Timothy V. Wolf	329,480,201	4,252,462	1,860,992	74,499,939

Proposal 2 — Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

Votes For	Votes Against	Votes Abstained
403,917,970	4,571,342	1,604,282

Proposal 3 — Proposal to amend the Company’s Amended and Restated Articles of Incorporation to eliminate cumulative voting in the election of directors.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
250,724,039	82,585,544	2,283,187	74,500,824

Proposal 4 — Proposal to approve other amendments to, and the restatement of, the Company’s Amended and Restated Articles of Incorporation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
395,890,866	9,637,676	4,564,167	885

Proposal 5 —Advisory vote on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
308,666,380	23,032,804	3,893,586	74,500,824

Proposal 6 — Shareholder proposal on the separation of the role of the Chairman and Chief Executive Officer.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
85,734,523	246,222,119	3,636,128	74,500,824

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.01	Amended and Restated Articles of Incorporation of Xcel Energy, as amended and restated on May 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2012	Xcel Energy Inc. (a Minnesota corporation)

/s/ Cathy J. Hart
Cathy J. Hart
Vice President and Corporate Secretary

Exhibit Index

3.01	Amended and Restated Articles of Incorporation of Xcel Energy, as amended and restated on May 16, 2012.